UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 23, 2013
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of FMC Corporation (“Company”) has elected K'Lynne Johnson a director of the Company effective September 23, 2013. No Committee assignment has yet been made. Ms. Johnson will be entitled to be compensated for her service as a director under our Non-Employee Directors Compensation Policy, as previously described in our filings with the Securities and Exchange Commission. A copy of the press release announcing these events is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 23, 2013, the Company's Restated By-laws were amended (the “Amendment”) in order to effectuate the proposal adopted by stockholders at the 2013 Annual Meeting of Stockholders of FMC Corporation to eliminate the classification of the Board of Directors. The Amendment provides that Section 7 of Article IV of the By-Laws shall be amended by deleting Section 7 in its entirety and replacing it with the following:1

“SECTION 7.     Vacancies on Board. Vacancies on the Board of Directors may be filled by a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director. At any special meeting of stockholders called for the purpose of removing Directors pursuant to Section 3 of this Article IV, the vacancy or vacancies on the Board caused by such removal may be filled by the affirmative vote of the holders of a majority in interest of the stockholders entitled to vote. Any Director elected to fill a vacancy resulting from an increase in the number of Directors shall hold office ~~for a term that shall coincide with the remaining term of the class of Directors to which he is elected~~ [until the next election of directors, and until his successor has been selected and qualified or until his earlier death, resignation or removal]. ~~A Director elected to fill a vacancy not resulting from an increase in the number of Directors shall have the same remaining term as that of his predecessor.~~ The Board of Directors shall not fill a Director vacancy or newly created Directorship with any candidate who has not agreed to tender, promptly following his or her appointment to the Board of Directors, the same form of resignation as is described under Section 4 of this Article.”

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1 The stricken through language represents existing language to be deleted, and language in brackets represents new language to be added.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
3.2 By-laws
Restated By-laws of FMC Corporation as of September 23, 2013
99.1 Press Release
Press release dated September 24, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/S/ PAUL W. GRAVES
Paul W. Graves Executive Vice President and Chief Financial Officer
Date: September 24, 2013

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.2	Restated By-Laws as of September 23, 2013

99.1	Press Release dated September 24, 2013